Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350
As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chairman, President and Chief Executive Officer, and Chief Operating Officer and Chief Financial Officer of New York & Company, Inc. (the “Company”), hereby certify, based on our knowledge, that the Annual Report on Form 10-K of the Company for the year ended January  29, 2005 (the “Report”) fully complies with the requirements of  Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: April 18, 2005
/s/ RICHARD P. CRYSTAL
Richard P. Crystal
Chairman, President and
Chief Executive Officer
/s/ RONALD W. RISTAU
Ronald W. Ristau
Chief Operating Officer and
Chief Financial Officer